Goodwill	12 Months Ended
Dec. 31, 2022
Intangible Assets [Abstract]
Goodwill	Intangible assets
The composition of and movements in net intangible assets in 2022 and 2021 are as follows:

2022
Millions of euros	Balance at 12/31/2021	Additions	Amortization	Disposals	Impairments	Transfers and others	Translation differences and hyperinflation adjustments	Business combi-nations	Balance at 12/31/2022
Service concession arrangements and licenses	7,328	173	(844)	—	(19)	—	392	520	7,550
Software	2,494	495	(1,337)	—	(2)	1,011	119	20	2,800
Customer base	971	—	(356)	—	—	1	—	105	721
Trademarks	276	—	(34)	—	—	1	18	2	263
Other intangible assets	42	22	(28)	(4)	(2)	9	—	—	39
Intangible assets in process	614	840	—	—	(8)	(818)	16	—	644
Total intangible assets	11,725	1,530	(2,599)	(4)	(31)	204	545	647	12,017

2021
Millions of euros	Balance at 12/31/2020	Additions(1)	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Business combinations	Balance at 12/31/2021
Service concession arrangements and licenses	6,573	1,188	(725)	(3)	197	98	—	7,328
Software	2,380	513	(1,226)	(8)	828	6	1	2,494
Customer base	1,238	—	(376)	—	—	2	107	971
Trademarks	512	2	(39)	(210)	—	11	—	276
Other intangible assets	51	17	(22)	—	(3)	(1)	—	42
Intangible assets in process	734	690	—	(8)	(807)	5	—	614
Total intangible assets	11,488	2,410	(2,388)	(229)	215	121	108	11,725
(1) Total additions of intangible assets in 2021 amounted to 2,981 million euros, including the additions corresponding to companies held for sale and sold companies during the annual reporting period (see Note 2).
Additions of spectrum in 2022 amounted to 173 million euros (1,704 million euros in 2021, including the additions corresponding to "Non-current assets and disposal groups held for sale").
In 2022 15 MHz of spectrum in the 1900 MHz band was renewed in Colombia for an amount of 125 million euros. The amount pending payment is detailed in Notes 21 and 22. In 2021, the acquisition of spectrum for 5G in Chile for 131 million euros was recorded.
In 2022 Telefónica Brazil renewed spectrum in the 850 MHz band for an amount of 35 million euros. The amount pending payment is detailed in Notes 21 and 22.
In 2021 Telefónica Spain acquired one block of 10 MHz in the 3.4 GHz band and 20 MHz of spectrum in the 700MHz band for an amount of 352 million euros.
On December 3, 2021, ANATEL signed the terms of authorization for the use of the blocks of radio frequencies assigned to Telefónica Brazil. Pursuant to the terms, in addition to the amounts related to radio frequencies to be paid to ANATEL, the Company is making contributions to the Entidade Administradora de Faixa ("EAF" / Band Management Entity) and to the Entidade Administradora da Conectividade de Escolas ("EACE" / School Connectivity Management Entity). The estimated total cost, registered as addition in "service concession arrangements and licenses" in 2021, amounted to 4,459 million Brazilian real (700 million euros at the 2021 average exchange rate), of which 929 million Brazilian real from radio frequency licenses correspond to ANATEL (146 million euros at the 2021 average exchange rate), 2,104 million Brazilian real to "EAF" (330 million euros at the 2021 average exchange rate) and 1,426 million Brazilian real to "EACE" (224 million euros at the 2021 average exchange rate).
As a requirement for obtaining these authorizations, the Company, as well as the other successful telecommunication service bidder providers, assumed a series of commitments. For the 2.3 GHz and 3.5 GHz spectrum band obligations for coverage commitments and fiber optic backbone network deployment in locations with little or no connectivity infrastructure. In addition, the successful bidders for the 3.5 GHz band must fund all activities related to the migration of satellite TV services from the C band to the Ku band, for the construction of six high-capacity info-ways by laying sub fluvial cables for the Integrated and Sustainable Amazon Program ("PAIS") and the implementation of private (fixed and mobile) communication networks reserved for the Federal Public Administration. "EAF" will be responsible for the execution of these activities. The successful bidders for the 26 GHz spectrum bands will be required to fund "EACE's" activities for broadband connectivity projects for public schools to be selected across the country.
In March 2021 Telefónica United Kingdom acquired 40 MHZ of spectrum in the 3.6 GHz band and 20 MHz in the 700 MHz FDD band, amounting to 515 million euros. The acquisition was accounted under "Non-current assets and disposal groups held for sale" in the statement of financial position (see Note 2).
"Impairments" in 2022 includes an impairment loss related to licenses and sofware of Telefónica Argentina, amounting to 21 million euros.
"Business combinations” in 2022 corresponds mainly to the acquisition of the intangible assets of Oi, the Incremental Group and the BE-terna Group amounting to 539, 24 and 77 million euros (see Note 5), respectively.
“Business combinations” in 2021 corresponded to the inclusion of Cancom Ltd in the consolidation perimeter (see Note 5).
"Transfers and others" in 2021 included the reclassification of the intangible assets of Telefónica de El Salvador amounting to 38 million euros to "Non-current assets and disposal groups held for sale" of the statement of financial position (see Note 30).
Appendix VI contains the details of the main concessions and licenses which the Group operates.
The effect of the translation into euros of the intangible assets of the Group's companies in Argentina and Venezuela, together with the effect of the hyperinflation adjustments (see Note 3.a), is shown in the column "Translation differences and hyperinflation adjustments".
The gross cost, accumulated amortization and impairment losses of intangible assets at December 31, 2022 and 2021 are as follows:

Balance at December 31, 2022
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	15,837	(8,123)	(164)	7,550
Software	17,158	(14,344)	(14)	2,800
Customer base	5,089	(4,368)	—	721
Trademarks	944	(681)	—	263
Other intangible assets	870	(829)	(2)	39
Intangible assets in process	652	—	(8)	644
Total intangible assets	40,550	(28,345)	(188)	12,017

Balance at December 31, 2021
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	14,456	(7,007)	(121)	7,328
Software	15,442	(12,938)	(10)	2,494
Customer base	4,888	(3,917)	—	971
Trademarks	901	(625)	—	276
Other intangible assets	910	(868)	—	42
Intangible assets in process	614	—	—	614
Total intangible assets	37,211	(25,355)	(131)	11,725
Goodwill

Movement in goodwill

The movement in goodwill assigned to each Group segment was as follows:

2022
Millions of euros	Balance at 12/31/2021	Additions	Disposals	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2022
Telefónica Spain	4,291	—	—	—	—	—	4,291
Telefónica Brazil	6,278	695	—	—	—	779	7,752
Telefónica Germany	4,386	—	—	—	—	—	4,386
Telefónica Hispam	1,166	—	—	—	—	49	1,215
Others	398	457	—	—	(5)	(23)	827
Total	16,519	1,152	—	—	(5)	805	18,471

2021
Millions of euros	Balance at 12/31/2020	Additions	Disposals	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2021
Telefónica Spain	4,299	—	(8)	—	—	—	4,291
Telefónica Brazil	6,258	—	(36)	—	—	56	6,278
Telefónica Germany	4,558	—	(172)	—	—	—	4,386
Telefónica Hispam	1,778	—	(137)	(393)	(13)	(69)	1,166
Others	151	297	—	(23)	(37)	10	398
Total	17,044	297	(353)	(416)	(50)	(3)	16,519

Additions of Telefónica Brazil in 2022 mainly correspond to the goodwill from the acquisition of the assets of the mobile business of Oi Group (see notes 2 and 5).
Additions in 2022 also include the preliminary goodwill from the acquisitions of Incremental and BE-terna, amounting to 170 million euros and 279 million euros, respectively (see Note 5).
Additions in 2021 included the goodwill related to the acquisition of Cancom amounting to 284 million euros (see Note 5).
In 2021 an impairment loss was recognized on the goodwill allocated to Telefónica del Perú, amounting to 393 million euros, with a balancing entry in “Other expenses” (see Note 26).
In August 2021 the closing of the second phase of the agreement of the contract dated June 8, 2020 between Telefónica Germany and Telxius was carried out and the sites corresponding to this phase were sold to ATC (see Note 2). The goodwill assigned amounting to 172 million euros was derecognized.
Disposals of Telefónica Hispam in 2021 included 137 million euros following the agreement for the sale of 60% of the shares of InfraCo, SpA by Telefónica Chile (see Note 2).
The amount of Disposals of Telefónica Brazil in 2021 corresponded to the goodwill derecognized following the agreement with Caisse de dépôt et placement du Québec or the construction, deployment and commercialization of a fiber-to-the-home (FTTH) network in Brazil, that was closed in July 2021 (see Note 10).
Cash-generating units
In order to test for impairment, goodwill was allocated to the different cash-generating units (CGUs), which are grouped into the following reportable operating segments:

Millions of euros	12/31/2022	12/31/2021
Telefónica Spain	4,291	4,291
Telefónica Brazil	7,752	6,278
Telefónica Germany	4,386	4,386
Telefónica Hispam	1,215	1,166
Colombia	135	154
Ecuador	137	129
Chile	652	622
Peru	265	239
Uruguay	23	20
Others T. Hispam	3	2
Other companies	827	398
Telefónica Tech UK & Ireland	429	288
BE-terna	279	—
Others	119	110
TOTAL	18,471	16,519

Goodwill is tested for impairment at the end of the year using the business plans of the cash-generating units to which the goodwill is assigned, approved by the Board of Directors of Telefónica.
The business plan covers a three-year period, including the closing year. In order to complete the five years of cash flows after the closing year, an additional normalization period is added to the business plans on the operating ratios until the terminal parameters are reached. The consensus' forecasts are used as a reference. For specific cases, extended business plans are used to cover the five-year period of cash flows, when the normalization period does not properly reflect the expected evolution of the business.
Finally, to determine the terminal value of each CGU, a constant free cash flows growth over time is assumed, applying a terminal growth rate. The model used is similar to the dividend discount model developed by Gordon-Shapiro, internationally recognized for business valuations.
The process of preparing the CGUs’ business plans considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs, and the differentiation capabilities compared to the competition based on market projections. A growth target is therefore defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. In addition, operating efficiency improvements are defined, in line with the strategic transformation initiatives, in order to increase the forecasted operating cash flow. In this process, the Group considers the compliance with business plans in the past.
Main assumptions used in calculating value in use
CGUs’ value in use are calculated based on the approved business plans. Certain variables are then considered, including the long-term OIBDA margin and the long-term Capital Expenditure ratio (expressed as a percentage of revenue), which are considered the key operating variables to measure business performance and to set financial targets. Finally, the discount rates and the perpetuity growth rates are considered.
The main variables considered for the most significant CGUs (T. Brazil, T. Spain, and T. Germany), are described below.
Revenues
In terms of revenues, the plan is in line with the average three-year estimates made by analysts, which include a trend towards stability or improvement.
OIBDA margin and long-term Capital Expenditure (CapEx) ratio
The values obtained, as described in the previous paragraphs, are compared with the available data of analysts and competitors in the geographic markets where Telefónica Group operates.
In Europe, the long-term OIBDA margins two-years estimates of Telefónica Group's analysts are within a range of 34% to 39% for Spain and 30% to 33% for Germany.
Regarding the long-term ratio of CapEx over revenues, the valuations performed for the impairment tests for Spain and Germany consider the opinions of Telefónica Group’s analysts with regard to investment needs (around 12% for Spain and around 14% for Germany).
As for the long-term OIBDA margin two-years estimates of Telefónica Group's analysts for the operator in Brazil, it is in a range within 41% to 46%. Regarding investments, the operator will invest a percentage over the horizon of the projected plan that is in line with the investment needs foreseen for the development of its business, which on average is around 16%.
Discount rate
The discount rate, applied to discount cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and cost of debt according to the finance structure determined for each CGU.
This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and the impact of those risks not already considered on cash flows, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset, constantly monitoring the fluctuations of the financial markets.
The most significant components of WACC are summarized as follows:
•Risk-Free Rate: defined as the interest rate offered by long-term sovereign bonds. The rate is determined using current market data and equilibrium level estimates (according to standard econometric models, supported by modeling of neutral rates prepared by the central banks themselves) in which the interest rates should be located, thus adjusting the yields, influenced by central banks interventions.
•Political Risk Premium: adds the country's insolvency risk due to political and/or financial events; calculation is based on the quoted prices of credit default swaps for each country or, the EMBI+ index published by JP Morgan based on the information available and the liquidity conditions of these swaps.
•Equity Risk Premium: the return in excess that equity assets are expected to yield over the risk-free rate. This is determined using a combination of historical approaches (ex post) backed by external publications and studies based on historical market returns series, and prospective approaches (ex-ante), based on market publications, considering the medium- and long-term profit expectations based on the degree of maturity and development of each country.
•Beta Coefficient: a measure of the volatility, or systematic risk, of an equity asset in comparison to the entire market. It is estimated based on a series of historical share prices of comparable companies listed on the stock exchange, to estimate the correlation between the company shares´ returns and the stock market returns, of the country where the company is listed.
The main underlying data used in these calculations are obtained from independent and renowned external information sources.
The discount rates applied to the cash flow projections in 2022 and 2021 for the main CGUs are as follows:

	2022		2021
Discount rate in local currency	Before tax	After-tax	Before tax	After-tax
Spain	9.0%	6.9%	8.5%	6.5%
Brazil	16.4%	12.6%	15.2%	12.0%
Germany	8.0%	5.7%	7.2%	5.2%
Perpetuity growth rate
Cash flow projections from the sixth year are calculated using an expected constant growth rate (g), considering the analyst consensus estimates for each business, based on the maturity of the industry and technology, and the degree of development of each country. Each indicator is compared to the forecasted long-term real and nominal
GDP growth of each country and growth data from external sources, adjusting any particular case with specific characteristics related to the business evolution.
The perpetuity growth rates applied to the cash flow projections in 2022 and 2021 for the main CGUs are as follows:

Perpetuity growth rate in local currency	2022	2021
Spain	0.8%	0.8%
Brazil	4.5%	4.5%
Germany	1.0%	1.1%
The perpetuity growth rates for 2022 remained stable comparing to 2021. In Brazil, the perpetuity growth rate is within the range of the estimations of the analysts, it is consistent with the Brazilian Central Bank’s medium-term inflation target (in a range between 1.5% and 4.5%) and it is below the nominal GDP growth rate of around 5.5%, according to market expectations.
Sensitivity to changes in assumptions
The Group performs a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in the test. For the main CGU, the following maximum increases or decreases were assumed, expressed in percentage points:

Changes in key assumptions, In percentage points	Spain	Germany	Brazil
Financial variables
Discount rate	+/-0.5	+/-0.5	+/-1
Perpetuity growth rates	+/-0.25	+/-0.25	+/-0.5
Long-term operating variables
OIBDA Margin	+/-1.5	+/-1.5	+/-2
Ratio of CapEx/Revenues	+/-0.75	+/-0.75	+/-1
The sensitivity analysis revealed a gap between the recoverable value and carrying amount for the main CGUs at December 31, 2022.
As indicated above, in 2021 an impairment loss of 393 million euros was recognized on the goodwill allocated to Telefónica del Perú. The Group has performed the annual impairment test at the end of 2022. As a result of the analysis performed, no additional impairment has been recognized. Regarding the sensitivity of the calculation of the value in use of Telefónica del Perú to reasonable variations in the key assumptions used, an increase of 100 basis points, in the WACC of 10.4%, would result in an impairment of goodwill in the amount of 160 million euros, while a decrease of 25 basis points in the perpetuity growth rate of 2.4% would have a negative impact of 11 million euros. In turn, a decrease in the OIBDA margin by approximately 1 percentage point would result in an impairment of goodwill of 95 million euros, and an increase in the investment ratio by 0.5 percentage points would have a negative impact on the carrying amount of goodwill of approximately 60 million euros.
In Ecuador, the uncertainty of the political situation has raised the country risk indicator, with its consequent impact on financial costs and the discount rate used to estimate the recoverable value of the investment. Therefore, in the sensitivity of the calculation of the value in use of Telefónica Ecuador to reasonable variations in the key assumptions, an increase of around 150 basis points in the WACC, which is around 16%, would result in an impairment of goodwill of approximately 30 million euros, while a decrease of around 25 basis points in the perpetual growth rate of 2% would have no negative impact on the carrying value of goodwill. On the operating assumptions side, a 1.75 percentage point decrease in the OIBDA margin would result in an impairment of goodwill of approximately 12 million euros, and a 0.9 percentage points increase in the investment ratio would result in a negative impact on the carrying amount of goodwill of approximately 3 million euros.
In Chile, the economy growth slowed down in 2022 due to various factors that had a negative impact on family income. These include the withdrawal of fiscal measures, a slowing labor market and high inflation that was above 10% throughout the year, and which forced the Central Bank of Chile to raise interest rates. On the other hand, the constitutional reform process, later revoked and reactivated, has added uncertainty, harming the country's short-
and medium-term growth expectations. In this context, the sharp rise in interest rates has increased the discount rate to 9.4%. Therefore, in the sensitivity of the calculation of the value in use of Telefónica de Chile to reasonable variations in the key assumptions, an increase of around 50 points basis points in the WACC would result in an impairment of goodwill of 60 million euros, while a decrease of around 25 basis points in the perpetuity growth rate (2.8%) would not have a negative impact on the carrying amount. On the business side, a 1.25 percentage point decrease in the OIBDA margin would result in an impairment of goodwill of 116 million euros and an increase of 0.63 percentage points in the investment ratio would have a negative impact of approximately 60 million euros on the carrying amount of goodwill.